SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
December 21, 2001

FORWARD INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)

New York	0-6669	13-1950672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Green Road E. Pompano Beach, Florida 33064 (Address of Principal Executive Offices)

Registrant's Telephone Number, including area code: (954) 360-6420

(Former Address, if changed since last report)

Item 5: Other Events

            On December 21, 2001, Forward Industries, Inc. announced its intent to restate the Company's financial results for its fiscal years ended September 30, 1999 and 2000. A copy of the press release issued by Forward Industries, Inc. announcing the restatement is attached as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits.

(c)         Exhibits

99.1 Press Release issued by Forward Industries, Inc. on December 21, 2001

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   December 24, 2001

FORWARD INDUSTRIES, INC.
By:	/s/ Douglas W. Sabra
Name: Douglas W. Sabra
Title: Chief Financial Officer

EXHIBIT INDEX

99.1     Press Release issued by Forward Industries, Inc. on December 21, 2001